UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2009
The Hartford Financial Services Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-13958 (Commission File Number)	13-3317783 (IRS Employer Identification Number)
One Hartford Plaza
Hartford, Connecticut 06155
(Address of principal executive offices)
(860) 547-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 26, 2009, The Hartford Financial Services Group, Inc. (the “Company”), entered into a letter agreement, including a Securities Purchase Agreement—Standard Terms incorporated therein (collectively, the “Agreement”), with the U.S. Department of the Treasury (“Treasury”) pursuant to the TARP Capital Purchase Program. The Company also entered into a letter agreement (the “Letter Agreement”) with the Treasury that confirms the parties’ understandings of specified provisions of the Agreement with respect to the Emergency Economic Stabilization Act of 2008. The foregoing description is qualified in its entirety by reference to the Agreement and the Letter Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
     Under the Agreement, the Company issued to Treasury, on June 26, 2009, 3,400,000 shares of Preferred Stock (as defined below) and a warrant (the “Warrant”) to purchase, within the ten-year term of the Warrant, up to 52,093,973 shares of the Company’s common stock at an initial exercise price of $9.79 per share for an aggregate purchase price of $3.4 billion in cash. The foregoing description is qualified in its entirety by reference to the Warrant, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
     The Agreement and the Letter Agreement contain limitations on certain actions of the Company, including, but not limited to, payment of dividends in excess of the Company’s current quarterly cash dividend of $0.05 per share, redemptions and acquisitions of Company equity securities, and compensation of senior executive officers. Please refer to the documents incorporated herein by reference for a complete description of these limitations.

Item 3.02.	Unregistered Sale of Equity Securities.
     The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.
     The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On June 25, 2009, in connection with the issuance of the Preferred Stock, the Company filed with the Secretary of State of the State of Delaware, a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of a new series of Series E Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $1,000 per share (the “Preferred Stock”) in connection with the Agreement. The Certificate of Designations was effective immediately upon filing. The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.
     In order to satisfy a key eligibility requirement for participating in the TARP Capital Purchase Program pursuant to the Agreement, on June 24, 2009, the Company completed its acquisition of Federal Trust Corporation, the parent company of Federal Trust Bank, a federally chartered FDIC-insured savings bank headquartered in Sanford, Florida.
     On June 26, 2009, the Company issued a press release announcing the closing of the transactions contemplated by the Agreement. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
3.1	Certificate of Designations of The Hartford Financial Services Group, Inc. with respect to Series E Fixed Rate Cumulative Perpetual Preferred Stock, dated June 25, 2009
4.1	Warrant to Purchase Shares of Common Stock of The Hartford Financial Services Group, Inc., dated June 26, 2009
10.1
Letter Agreement including the Securities Purchase Agreement—Standard Terms incorporated therein, between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009

10.2	Letter Agreement between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009
99.1	Press Release of The Hartford Financial Services Group, Inc., dated June 26, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.
Date: June 26, 2009	By:	/s/ Ricardo A. Anzaldua
		Name:	Ricardo A. Anzaldua
		Title:	Senior Vice President and Corporate Secretary

INDEX OF EXHIBITS

Exhibit
No.	Description
3.1	Certificate of Designations of The Hartford Financial Services Group, Inc. with respect to Series E Fixed Rate Cumulative Perpetual Preferred dated June 25, 2009
4.1	Warrant to Purchase Shares of Common Stock of The Hartford Financial Services Group, Inc., dated June 26, 2009
10.1
Letter Agreement including the Securities Purchase Agreement—Standard Terms incorporated therein, between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009

10.2	Letter Agreement between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009
99.1	Press Release of The Hartford Financial Services Group, Inc., dated June 26, 2009